1 April 28, 2014 Annual Shareholders’ Meeting

Safe Harbor Statement Park cautions that any forward-looking statements contained in this presentation or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and the uneven spread of positive impacts of the recovery on the economy, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and its subsidiaries do business, may be worse or slower than expected which could adversely impact the demand for loan, deposit and other financial services as well as loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; changes in unemployment; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd- Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011, the American Taxpayer Relief Act of 2012 and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of fiscal and governmental policies of the United States federal government; the adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and its subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law. 2

3 3 Park National Corporation Profile (as of March 31, 2014) • 11 Community Bank Divisions • 2 Specialty Finance Companies • One non-bank workout subsidiary • 28 Ohio & 1 Kentucky counties • 121 bank offices • 7 specialty finance offices • 1,830 FTEs Michigan

4 Park National Corporation Income Statement Source: Company Filings (1) Excludes the gain on sale of the Vision Bank business for the year ended December 31, 2012. (in thousands) Dec. 31, 2012 Dec. 31, 2013 Mar. 31, 2013 Mar. 31, 2014 Net interest income $235,315 $221,025 $55,453 54,480 Provision for loan losses 35,419 3,415 329 (2,225) Net interest income after provision 199,896 217,610 55,124 56,705 Non interest income 70,236 73,277 18,805 16,648 Gain on sale of Vision Bank business 22,167 - - - Non interest expense 187,968 188,529 46,098 47,698 Income before income taxes $104,331 $102,358 $27,831 $25,655 Income taxes 25,701 25,131 7,121 6,036 Net income $78,630 $77,227 $20,710 $19,619 Net income excluding gains (1) $64,221 $77,227 $20,710 $19,619

5 The Park National Bank Mortgage Origination Trends Source: Company Filings - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 (I n 0 0 0s ) QTD Mortgage Originations YTD Mortgage Originations

6 The Park National Bank Fiduciary Income and Asset Trends Source: Company Filings 10.0 11.0 12.0 13.0 14.0 15.0 16.0 17.0 18.0 19.0 20.0 2.50 2.70 2.90 3.10 3.30 3.50 3.70 3.90 4.10 4.30 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 (I n com e in m ill ions ) (A ss ets in b ill ions ) Trust Assets (left Y axis) Fiduciary Income (right Y axis)

Net income by operating segment 7 Source: Company Filings (in thousands) Dec. 31, 2012 Dec. 31, 2013 Mar. 31, 2013 Mar. 31, 2014 Park National Bank $87,106 $ 75,594 $ 19,940 $ 19,607 Guardian Financial Services Company 3,550 2,888 740 604 PRK Parent Company 195 (1,397) 132 (904) Ohio-based operations $90,851 $ 77,085 $ 20,812 $ 19,307 SE Property Holdings, LLC (12,221) 142 (102) 312 Total PRK $78,630 $ 77,227 $ 20,710 $ 19,619 * The sale of the Vision Bank business in the first quarter of 2012 resulted in a pre-tax gain of $22.2 million ($14.4 million after-tax), which is included in the 2012 results for SE Property Holdings, LLC presented in the table above.

PARK NATIONAL CORPORATION Statement of Condition 8 Source: Company Filings (in millions) Dec. 31, 2012 Dec. 31, 2013 Mar. 31, 2014 Cash & cash equivalents $ 201 $ 147 $ 329 Investment securities 1,582 1,424 1,417 Loans 4,450 4,621 4624 Allowance for loan losses (56) (59) (60) Other assets 466 505 501 Total assets $ 6,643 $ 6,638 $ 6,811 Non-interest bearing deposits $ 1,137 $ 1,194 $ 1,179 Interest bearing deposits 3,579 3,596 3,798 Total deposits $ 4,716 $ 4,790 $ 4,977 Total borrowings 1,206 1,133 1,119 Other liabilities 71 63 49 Stockholders’ equity 650 652 666 Total liabilities & stockholders’ equity $ 6,643 $ 6,638 $ 6,811

Installment Loan Balances (in 000s) at December 31 9 $- $200,000 $400,000 $600,000 $800,000 2009 2010 2011 2012 2013 Total Installment Loans Total Indirect Installment Loans Total Direct Installment Loans

10 Park National Corporation Nonperforming assets Source: BHC Performance Report and Company Filings Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion (in thousands) Dec. 31, 2010 Dec. 31, 2011 Dec. 31, 2012 Dec. 31, 2013 Total nonperforming loans $ 292,858 $ 227,202 $ 188,306 $ 155,640 Other real estate owned (OREO) 41,709 42,272 35,718 34,636 Total nonperforming assets $ 334,567 $ 269,474 $ 224,024 $ 190,276 Percentage of nonperforming loans to loans (PRK) 6.19% 5.26% 4.23% 3.37% Percentage of nonperforming assets to loans + OREO (PRK) 7.01% 6.18% 5.03% 4.12% Texas Ratio (PRK) 47.96% 42.25% 35.00% 29.78% Peer Group Information Percentage of nonperforming loans to loans (Peer Group) 4.01% 3.37% 2.55% 1.71% Percentage of nonperforming assets to loans + OREO (Peer Group) 5.37% 4.66% 3.70% 2.72% Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses.

11 Vision Bank/SE Property Holdings, LLC Nonperforming assets Source: Company Filings (in thousands) Dec. 31, 2010 Dec. 31, 2011 Dec. 31, 2012 Dec. 31, 2013 Nonaccrual loans $ 171,453 $ 98,993 $ 55,292 $ 36,108 Accruing TDRs - 2,265 - - Loans past due 90 days or more (still accruing) 364 122 - - Total nonperforming loans $ 171,817 $ 101,380 $ 55,292 $ 36,108 OREO 33,324 29,032 21,003 23,224 Total nonperforming assets $ 205,141 $ 130,412 $ 76,295 $ 59,332 PNB participations - Vision Bank nonperforming loans 33,257 18,472 14,109 12,304 Total Legacy Vision Bank nonperforming assets $ 238,398 $ 148,884 $ 90,404 $ 71,636

12 PRK comparison to peers Ratios at December 31 for each year Source: Company Filings and Sandler O’Neill, using SNL data of $3 billion to $10 billion bank holding companies PRK Price to Book % Peer Group Price to Book Value % PRK Price to Tangible Book Value % Peer Group Price to Tangible Book Value % PRK Price to Earnings Peer Group Price to Earnings PRK Dividend Yield Peer Group Dividend Yield 2013 201% 136% 226% 178% 16.9 17.9 4.4 1.8 2012 153% 118% 172% 146% 13.2 13.8 5.8 2.8 2011 156% 109% 176% 135% 13.1 14.7 5.8 2.4 2010 177% 127% 202% 155% 21.1 17.8 5.2 2.1 2009 141% 105% 163% 140% 12.2 16.9 6.4 2.5 2008 183% 135% 217% 211% 14.6 15.7 5.3 2.9 2007 155% 138% 207% 206% 11.9 13.2 5.8 3.3 2006 242% 206% 280% 291% 14.7 17.1 3.8 2.3 2005 259% 204% 296% 268% 15.5 15.5 3.6 2.3 2004 345% 238% 372% 307% 21.4 18.1 2.7 2.1

13 Total Return Performance Park National Corporation 50 75 100 125 150 175 200 225 250 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 Ind ex Va lue Total Return Performance Park National Corporation NYSE MKT Composite Index NASDAQ Bank SNL Bank and Thrift Index The total return stock performance graph depicts the yearly percentage change in Park’s cumulative total shareholder return over the latest 5-year fiscal periods. Calculations include the reinvestment of dividends and are indexed to the base year’s measurement point (closing price on last trading day before the beginning of the registrant’s fifth preceding fiscal year). Source: SNL

Net Promoter Score • PRK Implemented for all Divisions in 2007 • Loyalty indicator developed by Satmetrix, Bain & Company, and Fred Reichheld • One question survey: “How likely are you to refer [bank] to a friend or colleague?” • Companies scoring over 50 are considered world-class per Satmetrix 14

Net Promoter Score Comparison of Results 15 17 48 82 Financial Industry Average Community Bank Average PRK Affiliate Average Financial Industry Includes direct banks, credit unions, community banks, regional banks and national banks. Average score for community banks is based on Bain/Research Now US Survey, 2012.

16 Bank Division Year joined Park Hdqtr. Co. deposits Total county Deposits Park % of market share Position in Market Park National 1908 $ 1,213,870 $ 2,083,268 58.3% 1 Fairfield National 1985 372,869 1,816,712 20.5% 1 Richland Bank 1987 451,558 1,705,766 26.5% 1 Century National 1990 380,177 1,215,818 31.3% 1 First-Knox National 1997 418,394 736,557 56.8% 1 Second National 2000 240,424 1,023,295 23.5% 2 Security National 2001 474,866 1,488,926 31.9% 1 Seven largest OH divisions $ 3,552,158 $ 10,070,342 35.3% Other OH divisions – headquarter counties 532,503 4,618,727 11.5% Total OH divisions – headquarter counties $ 4,084,661 $ 14,689,069 27.8% Remaining Ohio bank deposits $ 839,951 Total Ohio bank deposits $ 4,924,612 The Park National Bank – The bank of choice Headquarter Counties – Deposits (in thousands) Source: FDIC, June 30, 2013

Your bank of the future: • Mobile Banking Introduced: May, 2013 • Registered Mobile Banking Users: 45,334 • Mobile users as a percentage of Online Banking Users: 54.8% (Industry average is around 30%) 17 - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 1,000,000 Total # of Transactions Totals

Mobile Banking


Active Users
47,000
42,000
37,000
32,000
27,000
22,000
17,000
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Totals


# of Deposits
4,000
3,500
3,000
2,500
2,000
1,500
1,000
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
# of Deposits

18

2013 Community Support • Park National Corporation Affiliate Focus: − Strengthen our communities! − Deliver extraordinary service!

Century National Bank Invested in expansions and community improvements: Zane State College – STEM & Medicine Center; Muskingum Rec Center; Genesis Healthcare System Medical Center. Oil & gas activity continues to provide great opportunities for the bank and our communities.

Fairfield National Bank Named Chamber of Commerce Large Business of the Year for 2013 accomplishments. 21 $1 million earmarked and funded for Lancaster Downtown Business District revitalization loans! Conducted Financial Confidence program in Lancaster and Pickerington High Schools

Farmers & Savings Bank Hosted popular Girls Night Out event in Loudonville and dressed as “Outlaws” for the Wild West theme. 22

First-Knox National Bank Rendering of the new Mount Gilead office. First-Knox brings Broadway to the Memorial including The Wizard of Oz and Annie Largest pavilion at Ariel Foundation Park donated by First-Knox.

Park National Bank Sponsored Sunny 95 Neighborhood Block Parties in 12 Franklin County communities. Awarded the first Difference Maker Award in Johnstown. Awards also given in Heath, Hebron, Licking Valley, Utica and to a Freedom Years member. Donated $25,000 to help fund the turf project at Watkins Memorial High School.

Park Southwest 100% participation in Park Cares Week. 17 projects 428 volunteer hours Record United Way campaign! 100% associate participation, contribution totaled $80,000. 31 associates taught Junior Achievement program in 47 classrooms. Named MVP by Junior Achievement of Greater Cincinnati.

Richland Bank Introduced the Breakfast Club. Monthly breakfast meeting with senior leaders and associates to share ideas and opportunities. 11 Richland Bankers led the creation of a Young Professionals club to help young professionals thrive, collaborate and connect. Supermarket Sweep event at to benefit The Friendly House. Donated more than $300 in food and gift cards.

Second National Bank Celebrated 130- year anniversary in July. Darke County citizens voted SNB the Best Bank 8 years in a row and, Best Investment Services company 2 years in a row.

Security National Bank Seven bankers dedicated over 100 hours teaching financial literacy classes in 8 schools through Junior Achievement, ABA, and other programs. Raised $7,200 for the March of Dimes through Blue Jeans for Babies, March of Dimes walk, and cut-out competition fundraiser 100% participation in United Way resulted in total donation of $56,961.52 (including bank match)

United Bank Great community response when United Bankers carried a large American Flag in the parades at the Marion Popcorn Festival, Bratwurst Festival and Crestline Harvest Festival. United Way pacesetters for Crawford and Marion counties with 100% employee participation.

Unity National Bank Organized Unity in the Community - 52 associates spent 240 hours completing 9 projects in Piqua, Tipp City & Troy. Unity was a major contribution to the Orange Out fundraiser that helped a Piqua HS student battling cancer. Donated to help build a new education center for Johnston Farm & Indian Agency.

31 2014 PRK Agenda A. Grow net income; and maintain dividend at historic rate B. Produce PRK ROAE in the upper quintile relative to peers C. Continued reduction of SEPH nonperforming assets D. Reduce PNB nonperforming assets E. Grow quality loans; expand relationships with existing customers F. Maintain or improve all regulatory ratings G. Resolve overcrowded conditions in operations centers H. Analyze and review M & A opportunities

32 April 28, 2014 Annual Shareholders’ Meeting